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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported):  August 7, 2000


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                           Creative Beauty Supply, Inc.
              (Exact name of Small Business Issuer in its charter)

             NEW JERSEY                               22-3392051
      (State or other jurisdiction of                 (I.R.S. Employer
       incorporation or organization                Identification No.)


 380 Totowa Road, Totawa, NJ                             07512
 (Address of principal executive offices)                (Zip Code)

Registrant's Telephone number, including area code: (973-904-0004


                                   NOT APPLICABLE
                                 ------------------
          (Former name or former address, if changed since last report)


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Item 4.   CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Effective August 7, 2000, the board of directors of Creative decided it no longer needed the services of Bederson & Company, LLP.
as Creative's independent public accountants.   The decision to use
another accounting firm was made due to the resignation of Thomas Parrillo from Bederson & Company, LLP, who had worked directly with
Creative.   Mr. Parrillo took another position with Ehrenkrantz Sterling
& Co., LLC

     Bederson & Company's report on the financial statements of Creative for each of the last two fiscal years ended March 31, neither contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

     During Creative's two most recent fiscal years and the interim period through March 31, 2000, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure and there were no "reportable events" with Bederson & Company, LLP as described in Items 304 (a)(1)(iv) and
(v) of Regulation S-K, respectively.

     Accordingly, Bederson & Company, LLP has not advised Creative of
(i) the absence of the internal controls necessary for the Registrant to develop reliable financial statements; (ii) any information which would cause Bederson & Company, LLP to no longer rely on management's representations, or that would cause Bederson & Company, LLP to be unwilling to be associated with the financial statements prepared by management; (iii) any need to expand significantly the scope of its audit, or any information that if further investigated may (a) materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements, or any financial statements for any fiscal period subsequent to the date of the most recent financial statements covered by an audit report or (b) cause it to be unwilling to rely on management's representations or be associated with the registrant's financial statements; (iv) any action, due to the resignation of Bederson & Company, LLP or otherwise, not to the expand the scope of its audit or conduct further investigation; and
(v) any information that has come to the attention Bederson & Company, LLP that it has concluded materially impacts the fairness or reliability of either (a) a previously issued audit report or the underlying financial statements, or (b) any financial statements issued or to be issued covering any fiscal period subsequent to the date of the most recent financial statements covered by an audit report.

(b) Effective August 7, 2000, the board of directors of Creative engaged the accounting firm of Ehrenkrantz Sterling & Co., LLC as principal accountants of Creative for the fiscal year ended March 31, 2000. Creative has not consulted Ehrenkrantz Sterling & CO., LLC during Creative's two most recent fiscal years and the interim period through June 30, 2000.


Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  EXHIBITS

               16.1 Letter regarding change in certifying accountant
                    from Bederson & Company, LLP to the Securities Exchange Commission.





     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Creative Beauty Supply, Inc.


Date: August 22, 2000                 By: /s/ Carmine Catizone
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                                          Carmine Catizone
                                          President